Exhibit 10.6

This is a translation of the original text in Chinese

Equity Pledge Agreement

This EQUITY PLEDGE AGREEMENT (this “Contract”), dated November 15, 2006, is made in Shenzhen by and between:

(1)                               Zou Shenglong (“Party A”), PRC resident ID number ####, with home address located at ####

(2)                               Cheng Hao (“Party B”), PRC resident ID number ####, with home address located at ####

(3)                               Wang Fang (“Party C”), PRC resident ID number ####, with home address located at ####

(4)                               Shi Jianming (“Party D”), PRC resident ID number ####, with home address located at ####

(5)                               Guangzhou Shulian Information Investment Co., Ltd. (“Party E”), business license No. ####, with registered address located at Room 404, 1069 Xiagang Avenue, Guanghzou Economy & Technology Development Zone, Guangdong, PRC; and

(6)                               Giganology (Shenzhen) Ltd.(“Giganology”), a wholly foreign owned enterprise established under laws of the PRC, with registered address located at 11th Floor, Shuguang Plaza, South District of High-tech Park, Nanshan District, Shenzhen, Guangdong, PRC.

(Collectively, the “Parties”)

WHEREAS

(A)                              Shenzhen Xunlei Networking Technologies Co., Ltd. (“Shenzhen Xunlei”), a limited liability company established and existing under laws of the PRC, with registered address located at 11th Floor East, Shuguang Plaza, Ke Ji Nan Shi Er Road, Nanshan District, Shenzhen, Guangdong, PRC.

(B)                              Party A, Party B, Party C, Party D and Party E (collectively “Existing Shareholders”) are existing shareholders of Shenzhen Xunlei. The percentage of the contribution of each Existing Shareholder to the registered capital of Shenzhen Xunlei is listed in the Schedule I hereto.

(C)                              Giganology and the Existing Shareholders entered into an Equity Pledge Agreement on December 25, 2005, which was amended by a supplemental agreement dated March 21, 2006 (collectively the “Original Equity Pledge Agreement”).

(D)                              Giganology, Shenzhen Xunlei and the Existing Shareholders entered into the agreements listed in the Schedule II hereto respectively on September 16, 2005 and November 15, 2006 (collectively the “Reorganization Contracts”).

(E)                               The Parties hereby agree to enter into this Contract to amend and replace the Original Equity Pledge Agreement.

NOW, THEREFORE, the Parties agree as follows:

1.                                     DEFINITIONS

The following terms shall have the meanings given below unless otherwise specified herein:

1.1                             “Pledgee” means Giganology;

1.2                             “Pledgors” means the Existing Shareholders including Party A, Party B, Party C, Party D and Party E; or anyone of the Existing Shareholders according to the context;

1.3                             “PRC” means the People’s Republic of China, excluding Hong Kong, Macau Special Administrative Regions and Taiwan for purpose of this Contract;

1.4                             “Pledged Equity” means all the interests held by the Pledgor in the registered capital of Shenzhen Xunlei, including without limitation the capital contribution made by the Pledgor to Shenzhen Xunlei, the dividends, profits or any other distributions distributed by Shenzhen Xunlei to the Pledgor, and any amount payable by Shenzhen Xunlei to the Pledgor as of the liquidation and dissolution of Shenzhen Xunlei.

2.                                     PLEDGE AND SCOPE OF GUARANTY

2.1                             The Pledgors hereby pledge all the rights, interests and benefits (no matter being existing or future) held by them with respect to the Pledged Equity to the Pledgee, as a continuing guaranty for the sufficient and timely performance of all the obligations under the Reorganization Contracts (“Secured Liabilities”) by Shenzhen Xunlei and the Existing Shareholders.

2.2                             The scope of guaranty hereunder includes any amount, liquidated damages, indemnity, and any fee for realization of principal creditor’s rights and pledge right payable by Shenzhen Xunlei and/or the Existing Shareholders to the Pledgee under the master contract.

3.                                     GUARANTY REGARDING NO-MORTGAGE

The Pledgors hereby jointly and severally guarantee to the Pledgee that, unless otherwise consented by the Pledgee in writing, the Pledgors will not

(1)                               transfer or attempt to transfer, assign, or dispose of in any other way, any interests held by the Pledgors with respect to the Pledged Equity; or

(2)                               create or agree to create over, or allow the existence of, any trust or secured interests related to, the Pledged Equity.

4.                                     RELEASE

In the event that all the Secured Liabilities have been performed in accordance with the Reorganization Contracts, the pledge created hereunder shall be immediately released.

5.                                     REGISTRATION

The Pledgors shall record the registration of pledge on the register of shareholders of Shenzhen Xunlei and provide corresponding certificate for completion of such pledge registration to the Pledgee on the date hereof.

6.                                     ADDITIONAL CAPITAL CONTRIBUTION

If the Pledgors make additional capital injection into, or increase the holding of any part of, the registered capital of Shenzhen Xunlei following the execution of this Contract, the additionally injected capital or newly held part of the registered capital shall be governed by this Contract. The Pledgors shall at the Pledgee’s request immediately sign an amendment or supplemental to this Contract to the satisfaction of the Pledgee with respect to the additional capital injection or new holding of any part of the registered capital, submit such signed amendment or supplemental agreement to Shenzhen Industry and Commerce Bureau for related registration and record, and provide to the Pledgee with corresponding certificates for the completion of such registration and record formalities.

7.                                     REPRESENTATIONS AND WARRANTIES

7.1                              Each Party hereby represents and undertakes to the other Parties that, it owns all required power and authorities for the execution and performance of this Contract, all the authorized representatives signing on this Contract have the full power to sign this Contract pursuant to valid authorization letter, or have been fully authorized by the board of directors to sign this Contract, and all the terms herein constitute effective and biding obligations of it.

7.2                              The Pledgors hereby represent and undertake to the Pledgee:

(1)                               the Pledgors are the sole legitimate and beneficiary owner of the Pledged Equity;

(2)                               there is no any other secured interests with respect to the Pledged Equity as of the execution hereof;

(3)                               neither Pledgor will dispose of the Pledged Equity in any way without the written consent of the Pledgee;

(4)                               without the written consent of the Pledgee, the Pledgors will not grant the consent regarding the merger or consolidation between Shenzhen Xunlei and any other company or entity, or the reorganization in any form of Shenzhen Xunlei; and

(5)                               the Plegors will not take any action which may have major adverse effect on the Pledged Equity.

7.3                              The Pledgors hereby further represent and undertake to the Pledgee that, they will take any action or sign any document reasonably required by the Pledgee for consummation of the guaranty hereunder.

8.                                     EXERCISE OF PLEDGE RIGHT

8.1                             The Pledgors agree that, under the following circumstances the Pledgee may exercise the pledge right hereunder in accordance with this Article 8:

(1)                               where Shenzhen Xunlei and/or the Existing Shareholders fail to perform related obligations under the Reorganization Contracts, and further fail to cure such default within thirty (30) days following the service of a written notice by the Pledgee, except for the circumstance specified in paragraph (3) of this Article 8;

(2)                               where the business or major operation strategy of Shenzhen Xunlei has adverse effect on the company’s operation, or, the Pledgee reasonably believes that certain behavior of Shenzhen Xunlei will have material adverse effect on the Pledgee, and Shenzhen Xunlei fails to cure such behavior within thirty (30) days after the service of a written notice by the Pledgee; or

(3)                               where Shenzhen Xunlei and/or the Existing Shareholders have materially violated the requirements under the Reorganization Contracts, which has constituted a material breach of contract.

8.2                             Where any circumstance listed in above Article 8.1 occurs with Shenzhen Xunlei and/or the Existing Shareholders, the Pledgee may immediately exercise the Pledged Equity after giving the Pledgors a written notice, and the Pledgors shall provide cooperation and take any necessary action or sign any necessary document reasonably required by the Pledgee.

8.3                             Before the Pledgee exercises the Pledged Equity, it has the right to exercise the voting right and any other rights and power associated with the Pledged Equity, without breaching this Contract and the Reorganization Contracts.

9.                                     NO RELEASE

The obligations of the Pledgors hereunder shall not be released or impaired for the following reasons:

(1)                               the invalidity, unenforceability or other defects of the Reorganization Contracts;

(2)                               any amendment or change to the Reorganization Contracts; or

(3)                               any liquidation, dissolution, restructure or reorganization, or any change to the legal person capacity of Shenzhen Xunlei, the Pledgors or any other person.

10.                              EFFECTIVENESS

The pledge guaranty hereunder becomes effective on the day on which the registration mentioned in the Article 5 hereof is completed.

11.                              COSTS AND EXPENSES

The Pledgors shall bear all the taxes in relation to the establishment and consummation of the guaranty hereunder.

12.                              INTEGRITY

This Contract constitutes the entire agreement reached by the Parties with respect to the subject matter of this Contract, and replaces and terminates all the preceding oral and written discussions, negotiations, notices, memorandums of understanding, documents, and agreements among the Parties regarding the subject matter of this Contract. The Parties agree that this Contract should not be amended unless being consented by the Parties in writing.

13.                               ASSIGNMENT

13.1                       Unless expressly otherwise provided in this Contract, none of the Pledgors is allowed to assign any of its rights and obligations hereunder to any third party without the writing consent by the Pledgee. Any intension to affect the transfer of any right, obligation, or liability hereunder is invalid without the above mentioned consent.

13.2                       Party B may at any time assign all or any of its rights and obligations under the Reorganization Contracts to any other person designated by it (a natural person/legal person). Under such circumstance, the assignee shall enjoy and assume the rights and obligations of Party B under this Contract, as if such rights and obligations are enjoyed and assumed by the assignee as a party to this Contract. When Party B assigns its rights and obligations under the Reorganization Contracts, Party A shall at Party B’s request sign related agreements and/or documents for purpose of such assignment.

14.                              FURTHER WARRANTIES

Each Party hereto shall sign, and take all necessary measures within its scope of power to cause any other persons, companies or subsidiaries (if necessary) to sign, any further document, agreement and deed, and take any other act, necessary for making all the terms of this Contract fully effective.

15.                               SEVERABILITY AND ENFORCEABILITY

15.1                       If one or multiple terms hereof is announced (officially or unofficially) or determined by any competent authority to be illegal or invalid, or becomes unenforceable in accordance with any applicable law in any jurisdiction, then,

(1)                               such term shall be deemed to be isolated from the remaining terms hereof, and the remaining terms hereof continue to be valid;

(2)                               without prejudice to the capacity of filing claim before competent authorities, such invalid or unenforceable terms shall be eliminated from this Contract, provided that, if such eliminated terms have substantially affected or changed the commercial basis of this Contract, the Parties shall faithfully agree to replace such invalid or unenforceable terms with new terms. The newly added terms shall be valid and enforceable, and shall be able to express the meanings which the original invalid and unenforceable terms are trying to express.

15.2                       If any applicable law fully or partially prohibits or limits the performance of this Contract, or in any way affect the performance by any Party hereto of its rights hereunder, then the Parties agree they will sign an additional agreement including commercial terms similar to those herein, to ensure the full performance of rights and obligations hereunder.

16.                               NOTICES

16.1        Any notice given by one Party to the other Parties shall be delivered in person, by facsimile, prepaid registered mail, or publicly recognized courier to the following addresses or facsimile numbers, which may be changed from time to time. The initial address and facsimile number of each Party are set forth as follows:

Party A:	Zou Shenglong

Facsimile:	####

Address:	####

Party B:	Cheng Hao

Facsimile:	####

Address:	####

Party C:	Wang Fang

Address:	####

Facsimile:	####

Party D:	Shi Jianming

Facsimile:	####

Address:	####

Party E:	Guangzhou Shulian Information Investment Co., Ltd.

Facsimile:	020-38295235

Address:	Room 404, 1069 Xiagang Avenue, Guanghzou Economy & Technology Development Zone, Guangdong, PRC

Giganology (Shenzhen) Ltd.

Facsimile:	0755-26996974

Address:	11th Floor, Shuguang Plaza, South District of High-tech Park, Nanshan District, Shenzhen, Guangdong, PRC

Telephone:	0755-26996887

Attention:	Zou Shenglong

16.2                       Any such notice or communication is deemed given when:

(1)                               when delivered if in person; or

(2)                               on the fifth (5th) business day after being posted if by prepaid mail,; or

(3)                               if delivered by facsimile, when the sender receives the facsimile report, showing such notice or communication has been entirely sent to the receiver’s facsimile machine or any other similar receiving machine; or

(4)                               on the third (3rd) business day after the courier receives the notice or communications.

For purpose of evidencing certain notices or communications have been given, the sending Party needs to prove that such notices or communications have been delivered in person, or the envelope embedded with such notices or communications have been correctly put address on and posted as prepaid mail, or the facsimile report shows that the facsimile has been successfully transmitted, or the package with such notices or communications in has been correctly specified address and delivered to courier.

17.                              WAIVER

Any failure or delay to exercise any of its rights or remedies under this Contract by either Party will not operate as its waiver of such right or remedy. Single or partial exercise of any right or remedy by either Party shall not exclude its exercise of any other rights or remedies. The rights described hereunder is accumulative, and does not exclude the rights or remedies provided by laws.

18.                              GOVERNING LAW AND JURISDICTION

18.1                       This Contract is governed by and interpreted in accordance with laws of the PRC.

18.2                      Any dispute arising from the execution, performance, termination or validity of this Contract or in connection with this Contract shall be resolved by both Parties through friendly negotiations and, if negations fail, shall be submitted to China International Trade and Economic Arbitration Commission South China Sub-commission (“CIETAC South China Sub-commission”) for arbitration according to its then effective rules and proceeding. The arbitration shall be conducted in Shenzhen. There will be one arbitrator who shall be appointed by the CIETAC South China Sub-commission according to above mentioned rules and proceeding. The arbitral award is final and binding upon the Parties. Unless otherwise provided by the arbitral award, the losing Party shall assume all the costs and expenses of arbitration and reimburse all the costs and expenses of arbitration incurred by the winning Party. If either Party needs to file a lawsuit for enforcement of the arbitral award, the losing Party shall reimburse the other Party for all reasonable expenses and legal fee so incurred by the other Party. During the period from the submission of dispute for arbitration to the rendering of arbitral award, both Parties shall continue to perform their obligations hereunder without prejudice to the final judgment made based on the aforesaid arbitral award.

19.                              COUNTERPART

This Contract may be signed in multiple counterparts. Each singed counterpart shall be deemed as a original copy of this Contract. All the counterparts constitute identical legal documents.

20.                              MISCELLANEOUS

20.1                       This Contract is written in Chinese in seven (7) original copies with same legal effect, each Party holding one (1) copy. Shenzhen Xunlei holds one (1) copy for record.

20.2                       All the issues not contemplated herein shall be determined by the Parties through negotiations.

IN WITNESS WHEREOF, the Parties have executed this Contract as of the day and year first above written.

Party A:	Zou Shenglong

By:	/s/ Zou Shenglong

(Signature/Seal)

Party B:	Cheng Hao

By:	/s/ Cheng Hao

(Signature/Seal)

Party C:	Wang Fang

By:	/s/ Wang Fang

(Signature/Seal)

Party D:	Shi Jianming

By:	/s/ Shi Jianming

(Signature/Seal)

Party E:	Guangzhou Shulian Information Investment Co., Ltd.

By:	/s/ Legal Representative/Authorized Representative

(Affixed with common seal of the company)

Pledgee: Giganology (Shenzhen) Ltd.

By:	/s/ Legal Representative/Authorized Representative

(Affixed with common seal of the company)

Schedule I

Register of Shareholders of Shenzhen Xunlei Networking Technologies Co., Ltd.

	Shareholder’s Name	Shareholding Percentage	Remark

1	Zou Shenglong	28%	Has been pledged to Giganology in accordance with the Original Equity Pledge Agreement.

2	Cheng Hao	25%	Has been pledged to Giganology in accordance with the Original Equity Pledge Agreement.

3	Wang Fang	2%	Has been pledged to Giganology in accordance with the Original Equity Pledge Agreement.

4	Shi Jianming	25%	Has been pledged to Giganology in accordance with the Original Equity Pledge Agreement.

5	Guangzhou Shulian Information Investment Co., Ltd.	20%	Has been pledged to Giganology in accordance with the Original Equity Pledge Agreement.

Shenzhen Xunlei Networking Technologies Co., Ltd.

By:	/s/ Zou Shenglong

Title:	Legal Representative/Authorized Representative

(Affixed with common seal of the company)

Schedule II

List of Reorganization Contracts

Contractual Parties	Name of Contract	Execution Date of Contract

Giganology and Shenzhen Xunlei	Software and Proprietary Technology License Agreement	November 15, 2006

Giganology and Shenzhen Xunlei	Exclusive Technology Support and Services Agreement	September 16, 2005

	Supplemental Agreement to Exclusive Technology Support and Services Agreement	November 15, 2006

Giganology and Shenzhen Xunlei	Exclusive Technology Consulting and Training Agreement	September 16, 2005

	Supplemental Agreement to Exclusive Technology Consulting and Training Agreement	November 15, 2006

Giganology, Zou Shenglong, Cheng Hao, Wang Fang, Shi Jianming, and Guangzhou Shulian Information Investment Co., Ltd.	Business Operation Agreement	November 15, 2006

Giganology, Zou Shenglong, Cheng Hao, Wang Fang, Shi Jianming, Guangzhou Shulian Information Investment Co., Ltd., and Shenzhen Xunlei	Equity Interests Disposal Agreement	November 15, 2006

Giganology and Shenzhen Xunlei	Trademark and Domain Name Purchase Option Agreement	November 15, 2006

Supplemental Agreement to Equity Pledge Agreement

This SUPPLEMENTAAL AGREEMENT TO EQUITY PLEDGE AGREEMENT (the “Supplemental Agreement”), dated May 10, 2011, is made in Shenzhen by and between:

(1)           Zou Shenglong (“Party A”), a PRC resident with ID number ####;

(2)           Cheng Hao (“Party B”), a PRC resident with ID number ####;

(3)           Shi Jianming (“Party D”), a PRC resident with ID number ####;

(4)           Guangzhou Shulian Information Investment Co., Ltd. (“Party D”), a domestic limited liability company established under laws of the PRC with registered address located at Room 404, 1069 Xiagang Avenue, Guanghzou Economy & Technology Development Zone, Guangdong, PRC;

(5)           Wang Fang (“Party E”), a PRC resident with ID number ####; and

(6)           Giganology (Shenzhen) Ltd.(“Giganology”), a wholly foreign owned enterprise established and existing under laws of the PRC, with registered address located at Room 802, 11th Building, Shenzhen Software Park, Central District of High-tech Park, Nanshan District, Shenzhen, Guangdong, PRC.

(Collectively, the “Parties”.)

WHEREAS

(A)          Parties A, B, C, D and E entered into the Equity Pledge Agreement (the “Equity Pledge Agreement”) on November 15, 2006.

(B)          The registered share capital of Shenzhen Xunlei Network Technologies Co., Ltd. (“Shenzhen Xunlei”) increased from RMB 10,000,000 to RMB 30,000,000. The increased RMB 20,000,000 was subscribed by Party A.

(E)           Through friendly negotiation, according to the principles of equality and reciprocity, the Parties hereby agree to enter into this Supplemental Agreement to amend and supplement the Equity Pledge Agreement.

1

NOW, THEREFORE, the Parties agree as follows:

1.             The Schedule I to the Equity Pledge Agreement shall be deleted and replaced with the below:

Schedule I

Register of Shareholders of Shenzhen Xunlei Networking Technologies Co., Ltd.

Shareholder’s Name	Amount of Contribution (RMB)	Shareholding Percentage

Zou Shenglong	22,800,000	76%

Cheng Hao	2,500,000	8.3%

Shi Jianming	2,500,000	8.3%

Guangzhou Shulian Information Investment Co., Ltd.	2,000,000	6.7%

Wang Fang	200,000	0.7%

Total	30,000,000	100%

2.             The Schedule II to the Equity Pledge Agreement shall be deleted and replaced with the below:

Schedule II

List of Reorganization Contracts

Contractual Parties	Name of Contract	Execution Date of Contract

Giganology and Shenzhen Xunlei	Software and Proprietary Technology License Agreement	November 15, 2006

Giganology and Shenzhen Xunlei	Exclusive Technology Support and Services Agreement	September 16, 2005

	Supplemental Agreement to Exclusive Technology Support and Services Agreement	November 15, 2006

Giganology and Shenzhen Xunlei	Exclusive Technology Consulting and Training Agreement	September 16, 2005

	Supplemental Agreement to Exclusive Technology	November 15, 2006

2

Consulting and Training Agreement

Giganology, Zou Shenglong, Cheng Hao, Wang Fang, Shi Jianming and Guangzhou Shulian Information Investment Co., Ltd.	Business Operation Agreement	November 15, 2006

Giganology, Zou Shenglong, Cheng Hao, Wang Fang, Shi Jianming, Guangzhou Shulian Information Investment Co., Ltd., and Shenzhen Xunlei	Equity Interests Disposal Agreement	November 15, 2006

	Supplemental Agreement to Equity Interests Disposal Agreement	May 10, 2011

Giganology and Shenzhen Xunlei	Trademark and Domain Name Purchase Option Agreement	November 15, 2006

	Supplemental Agreement to Trademark and Domain Name Purchase Option Agreement	January 2, 2011

Giganology, Zou Shenglong, Cheng Hao, Wang Fang, Shi Jianming, Guangzhou Shulian Information Investment Co., Ltd., and Shenzhen Xunlei	Loan Agreement	December 22, 2010

Giganology and Zou Shenglong	Loan Agreement	May 10, 2011

3.             This Supplemental Agreement becomes effective upon its execution by the Parties. This Supplemental Agreement is a supplement to the provisions in the Equity Pledge Agreement and shall have the same legal effect as the Equity Pledge Agreement. This Supplemental Agreement shall prevail should there be any conflict with the Equity Pledge Agreement.

4.             Parties A, B, C, D and E hereby pledge their shares in Shenzhen Xunlei to Giganology. Such pledge guaranty becomes effective on the day on which it is registered with the industrial and commercial administrative authorities.

5.            This Supplemental Agreement is executed in Chinese in six copies with the same legal effect, each Party holding one copy.

[Remainder of this page intentionally left blank]

3

[Execution page of the Supplemental Agreement to the Equity Pledge Agreement]

Zou Shenglong

By:	/s/ Zou Shenglong

Cheng Hao

By:	/s/ Cheng Hao

Shi Jianming

By:	/s/ Shi Jianming

Guangzhou Shulian Information Investment Co., Ltd.

By:	/s/ Legal Representative/Authorized Representative

(Affixed with common seal of the company)

Wang Fang

By:	/s/ Wang Fang

Giganology (Shenzhen) Ltd.

By:	/s/ Legal Representative/Authorized Representative

(Affixed with common seal of the company)

4

Supplemental Agreement(2) to the Equity Pledge Agreement

This Supplemental Agreement(2) to the Equity Pledge Agreement (this “Supplemental Agreement”) dated March 1, 2012, is entered into in Shenzhen by and among:

(1)         Zou Shenglong (“Party A”), PRC resident ID number ####, with home address located at ####;

(2)         Cheng Hao (“Party B”), PRC resident ID number ####, with home address located at ####;

(3)         Wang Fang (“Party C”), PRC resident ID number ####, with home address located at ####;

(4)         Shi Jianming (“Party D”), PRC resident ID number ####, with home address located at ####;

(5)         Guangzhou Shulian Information Investment Co., Ltd. (“Party E”), business license No. ####, with registered address located at Room A226, Chuangshi Building, No. 329 Qingnian Road, Guanghzou Economy & Technology Development Zone, Guangdong, PRC; and

(6)         Giganology (Shenzhen) Ltd. (“Giganology”), a wholly foreign owned enterprise established under laws of the PRC, with registered address located at Room 802, Building 11, Shenzhen Software Park, Central District of High-tech Park, Nanshan District, Shenzhen, Guangdong, PRC.

(Collectively, the “Parties”)

WHEREAS:

1.              Shenzhen Xunlei Networking Technologies Co., Ltd. (“Shenzhen Xunlei”), a limited liability company established and existing under laws of the PRC, with registered address located at 7th and 8th Floor, Building 11, Shenzhen Software Park, Ke Ji Zhong Er Road, Nanshan District, Shenzhen, Guangdong, PRC. Party A, Party B, Party C, Party D and Party E (collectively “Existing Shareholders”) are its registered shareholders;

2.              Giganology and Existing Shareholders entered into an Equity Pledge Agreement on November 15, 2006, which was amended by a supplemental agreement dated May 10, 2011 (collectively the “Original Equity Pledge Agreement”);

3.              The Parties hereby agree to enter into this Supplemental Agreement to amend and replace the Original Equity Pledge Agreement.

The Parties hereby agree as follows:

1.              Section 2.1 of the Original Equity Pledge Agreement be amended to:

“The Pledgors hereby pledge all the rights, interests and benefits (current or future) held by them with respect to the Pledged Equity to the Pledgee, as a continuing guaranty for (i) the sufficient and timely performance of all the obligations under the Reorganization Contracts  by Shenzhen Xunlei and the Existing Shareholders, (ii) the undertaking of liabilities for breach of the Reorganization Contracts by Shenzhen Xunlei and the Existing Shareholders, and (iii) damages suffered by the Pledgee resulting from the invalidity or rescission of the Reorganization Contracts (collectively, “Secured Liabilities”).”

2.              Section 4 of the Original Equity Pledge Agreement be amended to

“In the event that all the Secured Liabilities have been performed in accordance with the Reorganization Contracts, the pledge created hereunder shall be immediately released two (2) years thereafter”

3.              Unless otherwise stated in this Supplemental Agreement, the terms applied in this Supplemental Agreement have the same meaning as given to them in the Original Equity Pledge Agreement.

4.              This Supplemental Agreement becomes effective upon its execution by the Parties. This Supplemental Agreement is a supplement to the provisions in the Original Equity Pledge Agreement and shall have the same legal effect as the Original Equity Pledge Agreement. This Supplemental Agreement shall prevail should there be any conflict with the Original Equity Pledge Agreement.

5.              This Supplemental Agreement is executed in Chinese in six counterparts with the same legal effect, each Party holding one counterpart.

[Remainder of this page intentionally left blank]

[Execution page of the Supplemental Agreement(2) to Equity Pledge Agreement]

Party A: Zou Shenglong

By:	/s/ Zou Shenglong

Party B: Cheng Hao

By:	/s/ Cheng Hao

Party C: Wang Fang

By:	/s/ Wang Fang

Party D: Shi Jianming

By:	/s/ Shi Jianming

Party E: Guangzhou Shulian Information Investment Co., Ltd.
(Seal)

By:	/s/
[Affixed with company seal]

Giganology (Shenzhen) Ltd.
(Seal)

By:	/s/

Third Supplemental Agreement to the Equity Pledge Agreement

This Third Supplemental Agreement to the Equity Pledge Agreement (this “Supplemental Agreement”) dated March 10, 2014, is entered into in Shenzhen by and among:

(1)         Zou Shenglong (“Party A”), PRC resident ID number ####, with home address located at ####;

(2)         Cheng Hao (“Party B”), PRC resident ID number ####, with home address located at ####;

(3)         Wang Fang (“Party C”), PRC resident ID number ####, with home address located at ####;

(4)         Shi Jianming (“Party D”), PRC resident ID number ####, with home address located at ####;

(5)         Guangzhou Shulian Information Investment Co., Ltd. (“Party E”), business license No. ####, with registered address located at Room A226, Chuangshi Building, No. 329 Qingnian Road, Guanghzou Economy & Technology Development Zone, Guangdong, PRC; and

(6)         Giganology (Shenzhen) Ltd. (“Giganology”), a wholly foreign owned enterprise established under laws of the PRC, with registered address located at Room 802, Building 11, Shenzhen Software Park, Central District of High-tech Park, Nanshan District, Shenzhen, Guangdong, PRC.

(Collectively, the “Parties”)

WHEREAS:

1.              Shenzhen Xunlei Networking Technologies Co., Ltd. (“Shenzhen Xunlei”), a limited liability company established and existing under laws of the PRC, with registered address located at 7th and 8th Floor, Building 11, Shenzhen Software Park, Ke Ji Zhong Er Road, Nanshan District, Shenzhen, Guangdong, PRC. Party A, Party B, Party C, Party D and Party E (collectively “Existing Shareholders”) are its registered shareholders;

2.              Giganology and Existing Shareholders entered into an Equity Pledge Agreement on November 15, 2006, which was amended by two supplemental agreements dated May 10, 2011 and March 1, 2012, respectively (collectively the “Original Equity Pledge Agreement”);

3.              The Parties hereby agree to enter into this Supplemental Agreement to amend and replace the Original Equity Pledge Agreement.

The Parties hereby agree as follows:

1.              To delete and replace Schedule 2 to the Original Equity Pledge Agreement with:

Parties	Agreement	Execution Date
Giganology (Shenzhen) Ltd., Zou Shenglong, Chenghao, Wangfang, Shi Jianming and Guangzhou Shulian Information Investment Co., Ltd.	Business Operation Agreement	November 15, 2006
	Supplemental Agreement to the Business Operation Agreement	March 1, 2012

Giganology (Shenzhen) Ltd., Zou Shenglong, Chenghao, Wangfang, Shi Jianming and Guangzhou Shulian Information Investment Co., Ltd.	Equity Pledge Agreement	November 15, 2006
	Supplemental Agreement to the Equity Pledge Agreement	May 10, 2011
	Second Supplemental Agreement to the Equity Pledge Agreement	March 1, 2012
	Third Supplemental Agreement to the Equity Pledge Agreement	March 10, 2014

Giganology (Shenzhen) Ltd., Zou Shenglong, Chenghao, Wangfang, Shi Jianming and Guangzhou Shulian Information Investment Co., Ltd.	Power of Attorney	May 10, 2011

Giganology (Shenzhen) Ltd. and Shenzhen Xunlei Networking Technologies Co., Ltd.	Exclusive Technology Support and Services Agreement	September 16, 2005
	Supplemental Agreement to the Exclusive Technology Support and Services Agreement	November 15, 2006
	Second Supplemental Agreement to the Exclusive Technology Support and Services Agreement	May 10, 2014

Giganology (Shenzhen) Ltd. and Shenzhen Xunlei Networking Technologies Co., Ltd.	Exclusive Technology Consulting and Training Agreement	September 16, 2005
	Supplemental Agreement to	November 15, 2006

Exclusive Technology Consulting and Training Agreement
	Second Supplemental Agreement to Exclusive Technology Consulting and Training Agreement	March 10, 2014

Giganology (Shenzhen) Ltd. and Shenzhen Xunlei Networking Technologies Co., Ltd.	Exclusive Technology Licensing Agreement	March 1, 2012

Giganology (Shenzhen) Ltd. and Shenzhen Xunlei Networking Technologies Co., Ltd.	Intellectual Property Purchase Option Agreement	March 1, 2012
	Supplemental Agreement to the Intellectual Property Purchase Option Agreement	March 10, 2014

Giganology (Shenzhen) Ltd., Zou Shenglong, Chenghao, Wangfang, Shi Jianming and Guangzhou Shulian Information Investment Co., Ltd.	Loan Agreement	December 22, 2010
	Supplemental Agreement to the Loan Agreement	March 1, 2012
	Second Supplemental Agreement to the Loan Agreement	March 10, 2014

Giganology (Shenzhen) Ltd. and Zou Shenglong	Loan Agreement	May 10, 2011
	Supplemental Agreement to the Loan Agreement	March 1, 2012

Giganology (Shenzhen) Ltd., Zou Shenglong, Chenghao, Wangfang, Shi Jianming and Guangzhou Shulian Information Investment Co., Ltd.	Equity Disposal Agreement	November 15, 2006
	Supplemental Agreement to the Equity Disposal Agreement	May 10, 2011

2.              Unless otherwise stated in this Supplemental Agreement, the terms applied in this Supplemental Agreement have the same meaning as given to them in the Original Equity Pledge Agreement.

3.              This Supplemental Agreement becomes effective upon its execution by the Parties. This Supplemental Agreement is a supplement to the provisions in the Original Equity Pledge Agreement and shall have the same legal effect as the Original Equity Pledge Agreement. This Supplemental Agreement shall prevail should there be any conflict with the Original Equity Pledge Agreement.

4.              This Supplemental Agreement is executed in Chinese in six (6) counterparts with the same legal effect, each Party holding one counterpart.

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[Execution page of the Third Supplemental Agreement to Equity Pledge Agreement]

Party A:	/s/ Zou Shenglong

Party B:	/s/ Cheng Hao

Party C:	/s/ Wang Fang

Party D:	/s/ Shi Jianming

Party E:	/s/ Guangzhou Shulian Information Investment Co., Ltd.
(Seal)

/s/ Giganology (Shenzhen) Ltd.
(Seal)